UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2011
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Jackson, Mississippi and Panama City, Florida – November 30, 2011 – Trustmark Corporation (NASDAQ:TRMK) (“Trustmark”) and Bay Bank & Trust Co. (“Bay Bank”) today announced the signing of a definitive agreement in which Bay Bank will merge into Trustmark National Bank.  This transaction provides an excellent opportunity for Trustmark to expand and enhance its franchise within the attractive Panama City – Bay County market.  Bay Bank, with seven offices serving the Panama City, Panama City Beach, and Lynn Haven, Florida markets, reported loans of $121.6 million and deposits of $220.6 million at September 30, 2011.

Gerard R. Host, President and CEO of Trustmark stated, “We are pleased to enhance our existing Florida panhandle franchise with the addition of Bay Bank, a 76-year-old financial institution with long-standing customer relationships.  Bay Bank has a strong core deposit base, which is reflective of its commitment to customer service.  Together, Bay Bank and Trustmark will have the second largest deposit market share in Bay County.  We look forward to welcoming the associates and customers of Bay Bank to the Trustmark family.”

E. Clay Lewis, Vice Chairman of Bay Bank stated, “We look forward to becoming a part of the Trustmark organization and providing our customers increased convenience as well as the addition of broader financial products and services, including wealth management and insurance.”

Under terms of the definitive agreement, the transaction is valued at $22 million, with $10 million of the consideration to be paid in cash and $12 million to be paid in common stock of Trustmark. The consideration represents approximately 85% of Bay Bank’s tangible book value as of September 30, 2011.  The transaction, which is expected to be completed during the first quarter of 2012, is subject to approval by Bay Bank’s shareholders and regulatory authorities as well as certain other closing conditions.  The transaction is expected to be neutral to Trustmark’s 2012 earnings and tangible book value and accretive in 2013 and beyond.

Trustmark was advised by the investment banking firm of Sandler O’Neill + Partners, L.P., as well as the law firm of Brunini, Grantham, Grower & Hewes, PLLC.  Bay Bank was advised by the law firm of Haskell Slaughter Young & Rediker, LLC.

ADDITIONAL INFORMATION
Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

Bay Bank & Trust Co. is a full-service commercial bank with seven offices serving the Bay County, Florida market with assets of $247 million.

Trustmark will file a Registration Statement on Form S-4 that will include a proxy statement of Bay Bank and a prospectus of Trustmark and other relevant documents concerning the proposed merger with the Securities and Exchange Commission.  Shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about Trustmark and Bay Bank, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to F. Joseph Rein, Jr., Trustmark Corporation, 248 East Capitol Street, Suite 310, Jackson, Mississippi 39201, telephone 601-208-6898 or E. Clay Lewis, III, Bay Bank & Trust Co., 509 Harrison Avenue, Panama City, Florida 32401, telephone 850-769-3333.

This communication does not constitute an offer of any securities for sale.

Forward-Looking Statements
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	November 30, 2011